September 6, 2024

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Prudential Discovery Premier Group Variable Contract Account

(File No. 811-09799)

Discovery Premier Group Retirement Annuity

(File No. 333-95637)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), each fund company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted those fund reports to its shareholders of record. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the fund companies specified below:

Fund Company	1940 Act Registration No.
AB Variable Products Series Fund, Inc.	811-05398

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044

Davis Variable Account Fund, Inc.	811-09293

Delaware VIP® Trust	811-05162

Franklin Templeton Variable Insurance Products Trust	811-05583

Janus Aspen Series	811-07736

Lincoln Variable Insurance Products Trust	811-08090

MFS® Variable Insurance Trust	811-08326

MFS® Variable Insurance Trust II	811-03732

PIMCO Variable Insurance Trust	811-08399

Prudential Series Fund	811-03623

T. Rowe Price Equity Series, Inc.	811-07143

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey, as agent for The Prudential Insurance Company of America